Subsequent Events	9 Months Ended
Sep. 30, 2017
Subsequent Events [Abstract]
Subsequent Events
17.	SUBSEQUENT EVENTS

Merger Agreement

On October 29, 2017, Vistra Energy and Dynegy Inc., a Delaware corporation (Dynegy), entered into an Agreement and Plan of Merger (the Merger Agreement). The following description of the Merger Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement filed as Exhibit 2.1 to our Current Report on Form 8-K filed on October 31, 2017.

Upon the terms and subject to the conditions set forth in the Merger Agreement, which has been approved by the boards of directors of Vistra Energy and Dynegy, Dynegy will merge with and into Vistra Energy (the Merger), with Vistra Energy continuing as the surviving corporation. The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the Code), so that none of Vistra Energy, Dynegy or any of the Dynegy stockholders generally will recognize any gain or loss in the transaction, except that Dynegy stockholders will recognize gain with respect to cash received in lieu of fractional shares of Vistra Energy’s common stock. We expect that Vistra Energy will be the acquirer for both federal tax and accounting purposes.

Upon the closing of the Merger, each issued and outstanding share of Dynegy common stock, par value $0.01 per share, other than shares owned by Vistra Energy or its subsidiaries, held in treasury by Dynegy or held by a subsidiary of Dynegy, will automatically be converted into the right to receive 0.652 shares of common stock, par value $0.01 per share, of Vistra Energy (the Exchange Ratio), except that cash will be paid in lieu of fractional shares, which we expect will result in Vistra Energy’s stockholders and Dynegy’s stockholders owning approximately 79% and 21%, respectively, of the combined company. Dynegy stock options and equity-based awards outstanding immediately prior to the Effective Time will generally automatically convert upon completion of the Merger into stock options and equity-based awards, respectively, with respect to Vistra Energy’s common stock, after giving effect to the Exchange Ratio.

The Merger Agreement also provides that, upon the closing of the Merger, the board of directors of the combined company will be comprised of 11 members, consisting of (a) the eight current directors of Vistra Energy and (b) three of Dynegy’s current directors, of whom one will be a Class I director, one will be a Class II director and one will be a Class III director, unless the closing of the Merger occurs after the date of Vistra Energy’s 2018 Annual General Meeting, in which case one will be a Class I director and two will be Class II directors. Upon completion of the Merger, each of Curtis A. Morgan, currently a director and the President and Chief Executive Officer of Vistra Energy, Jim Burke, currently Chief Operating Officer of Vistra Energy, and J. William Holden, currently Chief Financial Officer of Vistra Energy, will continue in those roles at the combined company.

Completion of the Merger is subject to various customary conditions, including, among others, (a) approval by Vistra Energy’s stockholders of the issuance of Vistra Energy’s common stock in the Merger, (b) adoption of the Merger Agreement by Vistra Energy’s stockholders and Dynegy’s stockholders, (c) receipt of all requisite regulatory approvals, which includes approvals of the Federal Energy Regulatory Commission, the PUCT, the Federal Communications Commission and the New York Public Service Commission, and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and (d) effectiveness of the registration statement for the shares of Vistra Energy’s common stock to be issued in the Merger, and the approval of the listing of such shares on the New York Stock Exchange. Each party’s obligation to consummate the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) the receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a tax-free reorganization within the meaning of the Code.

The Merger Agreement contains customary representations, warranties and covenants of Vistra Energy and Dynegy, including, among others, covenants (a) to conduct their respective businesses in the ordinary course during the interim period between the execution of the Merger Agreement and completion of the Merger, (b) not to take certain actions during the interim period except with the consent of the other party, (c) that Vistra Energy and Dynegy will convene and hold meetings of their respective stockholders to obtain the required stockholder approvals, and (d) that the parties use their respective reasonable best efforts to take all actions necessary to obtain all governmental and regulatory approvals and consents (except that Vistra Energy shall not be required, and Dynegy shall not be permitted, to take any action that constitutes or would reasonably be expected to have certain specified burdensome effects). Each of Vistra Energy and Dynegy is also subject to restrictions on its ability to solicit alternative acquisition proposals and to provide information to, and engage in discussion with, third parties regarding such proposals, except under limited circumstances to permit Vistra Energy’s and Dynegy’s boards of directors to comply with their respective fiduciary duties.

The Merger Agreement contains certain termination rights for both Vistra Energy and Dynegy, including in specified circumstances in connection with an alternative acquisition proposal that has been determined to be a superior offer. Upon termination of the Merger Agreement, under specified circumstances (a) for a failure by Vistra Energy to obtain certain requisite regulatory approvals, Vistra Energy may be required to pay Dynegy a termination fee of $100 million, (b) in connection with a superior offer, acquisition proposal or unforeseeable material intervening event, Vistra Energy may be required to pay a termination fee to Dynegy of $100 million, and (c) in connection with a superior offer, acquisition proposal or an unforeseeable material intervening event, Dynegy may be required to pay to Vistra Energy a termination fee of $87 million. In addition, if the Merger Agreement is terminated (i) because Vistra Energy’s stockholders do not approve the issuance of Vistra Energy’s common stock in the Merger or do not adopt the Merger Agreement, then Vistra Energy will be obligated to reimburse Dynegy for its reasonable out-of-pocket fees and expenses incurred in connection with the Merger Agreement, or (ii) because Dynegy’s stockholders do not adopt the Merger Agreement, then Dynegy will reimburse Vistra Energy for its reasonable out-of-pocket fees and expenses incurred in connection with the Merger Agreement, each of which is subject to a cap of $22 million. Such expense reimbursement may be deducted from the abovementioned termination fees, if ultimately payable.

The Merger is subject to certain risks and uncertainties, and there can be no assurance that we will be able to complete the Merger on the expected timeline or at all.

Merger Support Agreements — Concurrently with the execution of the Merger Agreement, certain stockholders of Vistra Energy, including affiliates of Apollo Management Holdings L.P. (collectively, the Apollo Entities), affiliates of Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P. (collectively, the Brookfield Entities) and certain affiliates of Oaktree Capital Management, L.P. (Oaktree), such agreements representing in the aggregate approximately 34% of the shares of Vistra Energy’s common stock that will be entitled to vote on the Merger, and certain stockholders of Dynegy, including Terawatt Holdings, LP, an affiliate of certain affiliated investment funds of Energy Capital Partners III, LLC (Terawatt) and certain affiliates of Oaktree, such agreements representing in the aggregate approximately 21% of the shares of Dynegy’s common stock that will be entitled to vote on the Merger, have entered into merger support agreements (the Merger Support Agreements), pursuant to which each such stockholder agreed to vote their shares of common stock of Vistra Energy or Dynegy, as applicable, to adopt the Merger Agreement, and in the case of stockholders of Vistra Energy, approve the stock issuance. The Merger Support Agreements will automatically terminate upon a change of recommendation by the applicable board of directors or the termination of the Merger Agreement in accordance with its terms.

The foregoing description of the Merger Support Agreements does not purport to be complete and is qualified in its entirety by reference to that certain Merger Support Agreement, dated as of October 29, 2017, by and among Dynegy and the Apollo Entities, the Brookfield Entities and certain affiliates of Oaktree (filed as Exhibit 10.1 to Dynegy Inc.’s Current Report on Form 8-K filed on October 30, 2017), the Merger Support Agreement entered into between Vistra Energy and Terawatt (filed as Exhibit 10.1 to our Current Report on Form 8-K filed on October 31, 2017) and the Merger Support Agreement entered into between Vistra Energy and certain affiliates of Oaktree (filed as Exhibit 10.2 to our Current Report on Form 8-K filed on October 31, 2017).

Planned Retirement of Generation Facilities

Monticello Site — In September 2017, we decided to retire our Monticello plant given that it is projected to be uneconomic based on current market conditions and given the significant environmental costs associated with operating the plant. In the three months ended September 30, 2017, we recorded a charge of approximately $24 million related to the retirement, including employee-related severance costs, noncash charges for materials inventory and the acceleration of Luminant’s mining reclamation obligations (see Note 16). The charge, all of which related to our Wholesale Generation segment, was recorded to operating costs in our condensed statements of consolidated income (loss). In addition, we will continue the ongoing reclamation work at the plant’s mines, which ceased active operations in the spring of 2016.

Sandow and Big Brown Sites — In October 2017, the Company and Alcoa entered into a contract termination agreement pursuant to which the parties agreed to an early settlement of a long-standing power and mining agreement. In consideration for the early termination, Alcoa made a one-time payment to Luminant of $238 million in October 2017. We expect to record the impacts of the Settlement Agreement in our consolidated financial statements for the fourth quarter of 2017, which would include the receipt of the cash payment, the acquisition of real property and the incurrence of certain liabilities and asset retirement obligations, along with the elimination of a related electric supply contract intangible asset on our consolidated balance sheet (see Note 4). The contract was important to the overall economic viability of the Sandow plant.

In October 2017, we decided to retire the Sandow and Big Brown plants and a related mine which supplies the Sandow plants. Management had previously announced its decision to retire a mine which supplies the Big Brown plant.

Regulatory Review — As part of the retirement process, Luminant has filed notices with ERCOT, which trigger a reliability review regarding such proposed retirements. If, at the end of the applicable ERCOT reliability review period, ERCOT determines the units are not needed for reliability, Luminant would expect to cease plant operations at Sandow and Monticello in January 2018 and at Big Brown in February 2018, which would result in the plants being taken offline by February 2018. In October 2017, ERCOT determined our Monticello plant would not be needed for system reliability purposes.

The announced retirements total installed nameplate generation capacity of 4,167 MW as detailed below.

Name	Location (all in the state of Texas)	Fuel Type	Installed Nameplate Generation Capacity (MW)	Number of Units	Estimated Date Units Will Be Taken Offline
Monticello	Titus County	Lignite/Coal	1,880	3	January 4, 2018
Sandow	Milam County	Lignite	1,137	2	January 11, 2018
Big Brown	Freestone County	Lignite/Coal	1,150	2	February 12, 2018

Total			4,167	7